                     U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) July 25, 2002
                           ---------------------------

                                 Citigroup Inc.
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             (Exact name of registrant as specified in its charter)

           Delaware                 1-9924               52-1568099
        ---------------           -----------        -------------------
        (State or other           (Commission           (IRS Employer
        jurisdiction of           File Number)        Identification No.)
        incorporation)


                    399 Park Avenue, New York, New York 10043
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               (Address of principal executive offices) (Zip Code)


                                 (212) 559-1000
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              (Registrant's telephone number, including area code)
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                                 Citigroup Inc.
                           Current Report on Form 8-K

Item 5.  Other Events.

On July 25, 2002, Citigroup announced that in July it accelerated its stock buyback program, repurchasing nearly $2 billion worth of stock in that month alone.
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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  July 25, 2002                    CITIGROUP INC.


                                         By:  /s/ John R. Dye
                                              ---------------------------------
                                              Name:   John R. Dye
                                              Title:  Associate General Counsel